Exhibit 23

                               Consent of Expert

We hereby consent to the incorporation by reference in the July 7, 2000 Form S-8 of Watchout! Inc. our report for the year ended December 31, 1999.

/s/ Michael Johnson & Company
--------------------------------
Michael Johnson & Company
Address and Phone #